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                                                                EXHIBIT 1(a)


                               500,000 Shares

                       DELTA NATURAL GAS COMPANY, INC.

                                Common Stock

                           UNDERWRITING AGREEMENT
                           ----------------------

                                                     _________________, 2003


Stifel, Nicolaus & Company, Incorporated
J.J.B. Hilliard, W.L. Lyons
Friedman Billings Ramsey
BB&T Capital Markets, A Division of Scott & Stringfellow, Inc.
c/o Stifel, Nicolaus & Company, Incorporated
    500 North Broadway
    St. Louis, Missouri 63102


Ladies and Gentlemen:

         Delta Natural Gas Company, Inc., a Kentucky corporation (the "Company"), confirms its agreement with the underwriters named in Schedule I
                                                                  ----------
hereto (the "Underwriters") as follows:

         1. Description of Stock. The Company proposes to issue and sell to
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the Underwriters 500,000 shares (the "Firm Stock") of the Company's common stock, $1.00 par value per share (the "Common Stock"). The Company also proposes to grant to the Underwriters an option to purchase up to an additional 75,000 shares of the Common Stock (the "Option Stock") on the terms and conditions contained in this Agreement for the sole purpose of covering over-allotments. The Firm Stock and the Option Stock, if purchased, is hereinafter called the "Stock."

         2. Representations and Warranties of the Company. The Company
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represents and warrants to each Underwriter as of the date of this Agreement and as of each of the First Delivery Date (as defined below) and the Second Delivery Date (as defined below, and together with the First Delivery Date, the "Delivery Dates") and agrees with each Underwriter that:

                  (a) The Company meets the requirements for use of Form S-2 under the Securities Act of 1933, as amended (the "Act"), and has prepared and filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (as defined below) on Form S-2 (Registration Statement No. 333-_______) relating to the Stock, and the offering thereof in accordance with the Act and has filed such amendments thereto as may have been required to the date hereof. The Registration Statement has been prepared in conformity with the requirements of the Act and the Rules and Regulations (as defined below). Copies of that Registration Statement as amended to date have been delivered by the Company to you as the Underwriters. As used in this Agreement, "Preliminary Prospectus" means each prospectus included in the Registration Statement, or amendments of the Registration Statement or of the Prospectus, before the Registration Statement, as so amended, became effective under the Act



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and any Prospectus filed by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Rules and Regulations and the documents incorporated by reference in such Preliminary Prospectus; "Registration Statement" means that registration statement, including the Prospectus, exhibits and financial statements and all documents incorporated by reference therein, including any information deemed by virtue of Rule 430A(a)(3) of the Rules and Regulations to be part of such Registration Statement, as of the time such Registration Statement or post-effective amendment became effective under the Act; "Effective Time" means the date and the time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, became effective under the Act; "Effective Date" means the date of the Effective Time; "Prospectus" means the prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(b) of the Rules and Regulations and the documents incorporated by reference in such Prospectus, unless no such Rule 424(b) Prospectus is filed, in which case it shall mean the Prospectus filed as part of the last Registration Statement filed on or before the Effective Date; "Rules and Regulations" means the rules and regulations adopted by the Commission under either the Act or the Securities Exchange
Act of 1934, as amended (the "Exchange Act"), as applicable. The Commission has not issued and, to the knowledge of the Company, has not threatened, any order preventing or suspending the use of any Preliminary Prospectus.

                  (b) Each Preliminary Prospectus, at the time of the filing thereof, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Preliminary Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for inclusion therein. The Registration Statement has been declared effective by the Commission.

                  (c) The Registration Statement and the Prospectus in all material respects: (i) complied as of the Effective Date, (ii) comply as of the date hereof, and (iii) will comply as of the Delivery Dates, as hereinafter defined, with the requirements of the Act, the Exchange Act and the Rules and Regulations; the Registration Statement and any amendment thereof, at the Effective Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, at the time the Registration Statement became effective did not, as of the date hereof does not and as of the Delivery Dates will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph (c) shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement or the Prospectus. The Company has complied in all material respects with all requests of the Commission for additional information to be included in the Registration Statement or in any Preliminary Prospectus or Prospectus. Each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering will, at the time of such delivery, be substantively identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

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                  (d) The documents incorporated by reference into the
Prospectus pursuant to Item 12 of Form S-2 under the Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the Rules and Regulations, comply in all materials respects with the requirements of the Exchange Act and the Rules and Regulations and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (e) Deloitte & Touche LLP, the accountants whose report appears in the Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

                  (f) The consolidated financial statements of the Company and its subsidiaries (as defined in paragraph (j) of this section) filed as part of the Registration Statement or included in any Preliminary Prospectus or the Prospectus present fairly, and the financial statements included in any amendment or supplement to the Prospectus will present fairly, the financial condition and results of operations of the Company and its subsidiaries, at the dates and for the periods indicated, and have been, and in the case of financial statements included in any amendment or supplement to the Prospectus will be, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. No other financial statements are required to be set forth in the Registration Statement or the Prospectus under the Act or the Rules and Regulations thereunder.

                  (g) Except as described in or contemplated by the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent, or entered into any material transaction, whether or not in the ordinary course of business, and there has not been any material change on a consolidated basis in the Company's capital stock, or any material increase in the short-term or long-term debt of the Company or any of its subsidiaries, or any issuance of options, warrants, convertible securities or other rights to purchase capital stock of such entity, or any material adverse change in, or any adverse development which materially affects, the business, properties, assets, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole.

                  (h) Each of the Company and its subsidiaries has been duly incorporated, is validly existing and in good standing under the laws of its jurisdiction of incorporation, and each of the Company and its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its respective ownership of property or the conduct of its business requires such qualification except where the failure to be so qualified would not have a material adverse effect on the business, properties, assets, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged.

                  (i) The authorized and outstanding capitalization of the Company as of ____________, 2003 was as set forth in the Registration Statement and the Prospectus, and there


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have been no changes in the authorized or outstanding capitalization of the
Company since ____________, 2003 except as contemplated by the Registration Statement and the Prospectus. All corporate action required to have been taken by the Company for the due and proper authorization, issuance and delivery of the Stock and all the issued and outstanding shares of Common Stock are, and all the shares of the Stock, when issued, delivered and paid for in the manner described in the Prospectus on the First Delivery Date and the Second Delivery Date, if any, will be, validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. None of the shares of the Stock to be sold by the Company when issued, sold and delivered in accordance with this Agreement will be subject to any lien, claim, encumbrance, preemptive rights or any other claim of any third party; and the Stock will conform to the description thereof contained in the Registration Statement under the caption "Description of Capital Stock." On the Effective Date, the First Delivery Date and Second Delivery Date, if any, there will be no options or warrants or other outstanding rights (contractual or otherwise) to purchase, agreements or obligations to issue or agreements or other rights to convert or exchange any obligation or security into, capital stock of the Company or securities convertible into or exchangeable for capital stock of the Company, except as described in the Prospectus and the documents incorporated by reference therein or the grant of options after the date of the Prospectus under option plans of the Company. The information in the Prospectus insofar as it relates to all outstanding options and other rights to acquire securities of the Company as of the Effective Date is, and immediately prior to the First Delivery Date and the Second Delivery Date, if any, will be complete and correct in all material respects. All previous offers and sales of the outstanding shares of capital stock of the Company were made in conformity with applicable federal, state or foreign securities laws (except where the failure to so conform would not, in the aggregate, have a material adverse effect on the business, properties, assets, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole). The certificates representing the Stock are in proper legal form under, and conform in all material respects to the requirements of, Kentucky corporate law.

                  (j) The issued shares of capital stock of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable with no personal liability attaching to the ownership thereof and are owned by the Company free and clear of any security interests, liens, encumbrances, equities or claims. The Company does not have any subsidiaries and does not own a material interest in or control, directly or indirectly, any other corporation, partnership, joint venture, association, trust or other business organization, except those set forth in exhibit 21 to the Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2002 ("Company's 10-K"). As used in this Agreement, "subsidiaries" shall mean those subsidiaries set forth in exhibit 21 to the Company's 10-K.

                  (k) The Company is legally permitted, pursuant to the terms of the Act, to offer and sell the Stock pursuant to the Registration Statement. The Common Stock (including the Stock) is registered pursuant to
Section 12(g) of the Exchange Act. The issued and outstanding shares of Common Stock are included for quotation on the Nasdaq National Market. Neither the Company nor, to the best knowledge of the Company, any other person has taken any action designed to cause, or likely to result in, the termination of the registration of the Common Stock under the Exchange Act. The Company has not received any notification from the Commission or the Nasdaq Stock Market, Inc. that either that agency or entity is contemplating terminating such registration or inclusion.


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                  (l) The filing of the Registration Statement and the
execution and delivery by the Company of this Agreement, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the board of directors of the Company, and all necessary corporate action to authorize and approve the same has been taken. This Agreement has been duly executed and delivered by the Company and is a valid and legally binding obligation of the Company.

                  (m) Each of the Company and its subsidiaries has good and marketable title to, or valid and enforceable leasehold interests in, all items of real and personal property which are material to the business of the Company and its subsidiaries taken as a whole, free and clear of all liens, encumbrances and claims (other than the liens disclosed in the Prospectus) which might materially interfere with the conduct of the business of the Company and its subsidiaries taken as a whole.

                  (n) Except to the extent disclosed in the Prospectus, neither the Company, nor any of its subsidiaries, is in violation of its corporate charter or bylaws or in default under any obligation, agreement, covenant or condition contained in any mortgage or other material contract, lease, note, indenture or instrument to which it is a party or by which it may be bound, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole, or is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property may be subject, the effect of which violation would be material to the Company and its subsidiaries taken as a whole, or has failed to obtain any consent, approval, order, material license, certificate, franchise or other governmental authorization or permit necessary to the ownership, maintenance and operation of its property, assets or conduct of its business; and the execution, delivery and performance of this Agreement by the Company and its subsidiaries taken as a whole, the sale of the Stock, and the consummation of the transactions contemplated by this Agreement will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Company and its subsidiaries taken as a whole, pursuant to the terms of, or constitute a breach of or default under, any agreement, indenture or instrument to which the Company and its subsidiaries taken as a whole, is a party, or by which the Company is bound, or result in a violation of the corporate charter or bylaws of the Company and its subsidiaries taken as a whole or, except to the extent disclosed in the Prospectus, any law or ordinance to which the Company and its subsidiaries taken as a whole, or its properties may be subject or of any order, rule or regulation of any court or governmental agency having jurisdiction over the Company and its subsidiaries taken as a whole, or its properties, except for conflicts, breaches, violations or defaults which would be immaterial to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole and which would not affect the validity or enforceability of the Stock or this Agreement or otherwise adversely affect the rights, duties or obligations of the Underwriters or the shareholders.

                  (o) No approval or consent of any governmental body other than (i) as may be required under the Act or in connection or compliance with the provisions of the securities or "Blue Sky" laws of any jurisdiction, and (ii) approval by the Kentucky Public Service Commission which has been obtained, is legally required for the carrying out by the Company of the provisions of this Agreement.


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                  (p) Except as described in the Registration Statement and
the Prospectus, there is no litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which, if adversely resolved, could reasonably be expected to result in any material adverse change in the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement or the Prospectus.

                  (q) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement.

                  (r) Except as disclosed in the Prospectus, each of the Company and its subsidiaries has sufficient authority under statutory provisions or by grant of franchises or permits by municipalities or counties to conduct in all material respects its business as presently conducted and as described in the Registration Statement and Prospectus.

                  (s) Except as set forth in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries is in violation of or liable under any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws and the Company is not aware of any pending investigation which might lead to such a claim which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken together as a whole.

                  (t) No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company knows of no existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole.

                  (u) Each of the Company and its subsidiaries owns, possesses or has the right to use all material licenses, trademarks, patents, patent rights, inventions, copyrights, service marks and trade names presently employed by it in connection with the business now operated by it, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing.

                  (v) Each of the Company and its subsidiaries maintains insurance covering their properties, operations, personnel and business which insures against such losses and risks as are adequate in accordance with its reasonable business judgment to protect the Company and its subsidiaries and their businesses. Neither the Company nor any of its subsidiaries has received


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notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the First Delivery Date and the Second Delivery Date, if any.

                  (w) Neither the Company nor any of its subsidiaries is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                  (x) Neither the Company nor any of its affiliates has taken, within the 90-day period preceding the date of this Agreement, and the Company agrees that during the 90-day period following the date of this Agreement it will not take (and it will not permit its affiliates to take), directly or indirectly, any action which has constituted or might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock of the Company.

                  (y) The Company and its subsidiaries have timely and properly prepared and filed all necessary federal, state, local and foreign tax returns which are required to be filed and have paid all taxes shown as due thereon and have paid all other taxes and assessments to the extent that the same shall have become due, except such as are being contested in good faith. The Company has no knowledge of any tax deficiency which has been or might be assessed against the Company or any of its subsidiaries which, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the business, properties, assets, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole.

                  (z) Except as otherwise disclosed in the Prospectus, each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

         3. Purchase of the Stock by the Underwriters. On the basis of the
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representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to the Underwriters, and the Underwriters, severally and not jointly, agree to purchase the number of shares of the Firm Stock set forth opposite that Underwriter's name in Schedule I hereto from the Company. In addition, the
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Company grants to the Underwriters, solely for the purpose of covering over-allotments in the sale of the Firm Stock, an option to purchase all or any portion of the Option Stock exercisable as provided in section 5 hereof. The purchase price of both the Firm Stock and the Option Stock to be paid by
the Underwriters to the Company shall be $       per share.


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                  The Underwriters are to make a public offering of the Firm
Stock and such of the Option Stock as the Underwriters may determine on or as soon after the Effective Date as the Underwriters deem it advisable for the Underwriters to so do. The Stock is to be initially offered to the public at the public offering price set forth on the cover page of the Prospectus (such price being hereinafter called the "public offering price"). The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as the Underwriters, in their sole discretion, deem advisable. The Underwriters may enter into one or more agreements as the Underwriters, in their sole discretion deem advisable, with one or more broker-dealers who shall act as dealers in connection with such public offering.

         4. Default by the Underwriters. If, on the First Delivery Date or
            ---------------------------
the Second Delivery Date, as the case may be, any Underwriter defaults in the performance of its obligations under this Agreement and the total number of shares of the Firm Stock or Option Stock, as the case may be, which the defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 15% of the total number of shares of Firm Stock or Option Stock, as the case may be, which the Underwriters are obligated to purchase at such date, the remaining non-defaulting Underwriters shall be obligated, severally, to purchase the Firm Stock or the Option Stock, as the case may be, which the defaulting Underwriter agreed but failed to purchase on such date in the respective proportions which the number of shares of the Firm Stock set forth opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the total number of shares of the
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Firm Stock set forth opposite the names of all the remaining non-defaulting
Underwriters in Schedule I hereto.
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                  If the aggregate number of shares of Firm Stock or Option
Stock, as the case may be, with respect to which such default shall occur exceeds 15% of the total number of shares of Firm Stock or Option Stock, as the case may be, which the Underwriters are obligated to purchase at such date, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the non-defaulting Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Firm Stock or all the Option Stock, as the case may be, to be purchased under this Agreement on such date. If the remaining Underwriters or other underwriters satisfactory to the remaining Underwriters do not elect to purchase the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase, then this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company (except that the Company will continue to be liable for the payment of expenses as set forth in paragraph 6(m) and the indemnity and contribution provisions contained in section 8), unless the Company and the remaining non-defaulting Underwriters make an
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election in writing within 24 hours after the First Delivery Date or the
Second Delivery Date, as the case may be, to proceed with the offering contemplated by this Agreement notwithstanding such default. In the event that the Company and the remaining non-defaulting Underwriters so elect, each such remaining non-defaulting Underwriter shall continue to be obligated, upon the conditions set forth in this Agreement and subject to the provisions of the next paragraph, to purchase (severally and not jointly) the number of shares of Firm Stock and Option Stock, as the case may be, provided for by section 3 hereof.

                  Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated


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or agree to purchase the Stock of a defaulting or withdrawing Underwriter, or the Company and the remaining non-defaulting Underwriters elect to proceed with the offering contemplated hereby notwithstanding such default, either the remaining Underwriters or the Company may postpone the First Delivery Date or the Second Delivery Date, as the case may be, for up to seven full business days in order to effect any changes that, in the opinion of counsel for the Company or counsel for the Underwriters, may be necessary in the Registration Statement, the Prospectus or in any other document or agreement, and to file promptly any necessary amendments or supplements to the Registration Statement or the Prospectus.

         5. Delivery of Stock. Delivery of and payment for the Firm Stock
            -----------------
shall be made at the offices of Thompson Coburn LLP, One US Bank Plaza, St. Louis, Missouri 63101 at 10:00 a.m., St. Louis, Missouri time, on the third business day following the Effective Date or on such later date and time as may be agreed upon in writing between the Underwriters and the Company (the "First Delivery Date"). On the First Delivery Date, the certificates shall be delivered by the Company to the Underwriters at The Depository Trust Company in New York, New York, against payment of the purchase price therefor in funds immediately available to the order of the Company. The Company agrees to make available to the Underwriters for inspection and packaging in New York, New York, at least one full business day prior to the First Delivery Date, certificates for the Firm Stock so to be delivered in good delivery form and in such denominations and registered in such names as the Underwriters shall have requested, all such requests to have been made in writing at least one full business day prior to the First Delivery Date.

                  At any time on or before the 30th day after the date on which this Agreement becomes effective, the option granted in section 3 may be exercised in whole or from time to time in part by written notice being given by the Underwriters to the Company. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Underwriters, when the shares of Option Stock are to be delivered (the "Second Delivery Date"); provided, however, that the Second Delivery Date shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the third business day after the date on which the option shall have been exercised.

                  Delivery of and payment for the Option Stock shall be made at the offices of Thompson Coburn LLP, One US Bank Plaza, St. Louis, Missouri 63101 at 10:00 a.m., St. Louis, Missouri time, on the Second Delivery Date. On the Second Delivery Date, the certificates shall be delivered by the Company to the Underwriters at The Depository Trust Company in New York, New York, against payment of the purchase price therefor in funds immediately available to the order of the Company. The Company agrees to make available to the Underwriters for inspection and packaging in New York, New York, at least one full business day prior to the Second Delivery Date, certificates for the Option Stock so to be delivered in good delivery form and in such denominations and registered in such names as the Underwriters shall have requested, all such requests to have been made in writing in the aforesaid written notice.

         6. Covenants. The Company covenants and agrees with the
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Underwriters:


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                  (a) To furnish promptly to each of the Underwriters and
counsel for the Underwriters a signed copy of the Registration Statement as originally filed, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

                  (b) To deliver promptly to the Underwriters such number of conformed copies of the Registration Statement as originally filed and each amendment thereto (in each case excluding exhibits other than this Agreement) and of each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus as the Underwriters may reasonably request.

                  (c) To file promptly with the Commission the Prospectus pursuant to Rule 424(b) of the Rules and Regulations and to file with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus and file any document under the Exchange Act before the termination of the offering of the Stock by the Underwriters if such document would be deemed to be incorporated by reference into any Preliminary Prospectus or the Prospectus that may, in the reasonable judgment of the Company and the Underwriters, be required by the Act or requested by the Commission and approved by the Underwriters (which approval shall not be unreasonably withheld). Prior to filing with the Commission any Preliminary Prospectus, any amendment to the Registration Statement, any supplement to the Prospectus, any Prospectus pursuant to Rule 424 of the Rules and Regulations, or any other document under the Exchange Act if such document would be deemed to be incorporated by reference into any Preliminary Prospectus or the Prospectus, to (i) furnish a copy thereof to the Underwriters and counsel for the Underwriters, (ii) obtain the consent of the Underwriters to the filing, which consent shall not be unreasonably withheld, and (iii) promptly advise the Underwriters when any such amendment to the Registration Statement becomes effective.

                  (d) To use its best efforts to cause any required post-effective amendment to the Registration Statement to become effective and to advise the Underwriters promptly (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request or proposed request by the Commission for an amendment to the Registration Statement, an amendment or a supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any stop order proceeding, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Stock for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose, and (v) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement or the Prospectus, or which requires the making of a change in the Registration Statement or the Prospectus in order to make any material statement therein not misleading.

                  (e) If, at any time when a prospectus relating to the Stock is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Act or the Exchange Act or the Rules and Regulations, the Company promptly will prepare and file forthwith at its own expense with the Commission, subject to paragraph (c) above, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. The Company shall furnish to the Underwriters a reasonable number of copies of, such amendment or supplement or other filing that will correct such statement or omission or effect such compliance. The Company will use its best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement by the Commission. If the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting of that order at the earliest possible time.

                  (f) To cause the Stock to be listed for quotation on the Nasdaq National Market beginning on the Effective Date, and to file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

                  (g) As soon as practicable after the Effective Date of the Registration Statement, to make generally available to its security holders and to deliver to the Underwriters an earning statement, conforming with the requirements of Section 11(a) of the Act, covering a period of at least 12 months beginning after the effective date of the Registration Statement, provided that the Company may comply with this paragraph by complying with the safe harbor provisions of Rule 158 of the Rules and Regulations.

                  (h) For a period of three years from the Effective Date of the Registration Statement, to furnish to the Underwriters copies of all reports to shareholders and all reports, filings and financial statements furnished by the Company to the principal national securities exchange, automated quotation system or over-the-counter market upon which its Common Stock may be listed or traded pursuant to requirements of or agreements with such exchange or market or filed with the Commission pursuant to the Exchange Act or the Rules and Regulations.

                  (i) To cause each officer and each director of the Company to furnish and to use its best efforts to cause each shareholder who owns beneficially one percent or more of the outstanding Common Stock of the Company to furnish to the Company, on or prior to the date of this Agreement, a letter or letters, substantially in the form attached hereto as Exhibit A (the "Lock-up Letters"), and to impose stop transfer instructions
---------
with the transfer agent for the Company in accordance with the Lock-up
Letters.

                  (j) To endeavor to qualify the Stock for offer and sale under the securities laws of such jurisdictions as the Underwriters may reasonably request, provided that no such qualification shall be required if as a result thereof the Company would be required to qualify as a foreign corporation, subject itself to general taxation or would be made subject to service of general process, in each case in any jurisdiction in which it is not so qualified or subject; and to maintain such qualifications in effect so long as required for the distribution of the Stock and to arrange for the determination of the legality of the Stock for purchase by institutional investors.

                  (k) Without the prior written consent of the Underwriters (which consent shall not be unreasonably withheld), not to sell or otherwise dispose of, or offer or contract to sell any shares of Common Stock or sell or grant any rights, options, warrants or securities convertible with respect to Common Stock within 180 days after the Effective Date except for
(i) the sale of the Stock to the Underwriters pursuant to this Agreement,
(ii) the grant or exercise of options pursuant to the Company's stock option plans as described in the Registration Statement and Prospectus consistent with past practice, and (iii) the issuance by the Company of its securities in connection with a merger, acquisition or similar transaction.

                  (l) Until the termination of the offering of the Stock, to file timely all documents, and any amendments to previously filed documents, required to be filed by it pursuant to the Exchange Act.

                  (m) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay (i) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Act of the Registration Statement, any Preliminary Prospectus, the Prospectus and any amendments, supplements and exhibits thereto; (iii) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including exhibits), any Preliminary Prospectus, the Prospectus, and any amendment or supplement to the Prospectus; (iv) the costs, if any, of printing and distributing this Agreement; (v) the costs of filings incident to securing any required review by the National Association of Securities Dealers, Inc.;
(vi) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions and of preparing and printing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriter); (vii) the costs of the listing or qualification of the Stock on the Nasdaq National Market and related filing fees; (viii) the fees and expenses of the Company's accountants and counsel; (ix) the travel expenses of the Company in connection with informational meetings and presentations for the brokerage community and institutional investors; (x) registrar and transfer agent costs and fees; (xi) the costs of printing certificates for the Stock; and (xii) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided, however, that except as provided in this paragraph and in section 8 and section 11 hereof, each Underwriter shall pay its own costs and expenses, including the fees and expenses of its counsel, any transfer taxes on the Stock which it may sell and the expenses of advertising any offering of the Stock made by such Underwriter.

                  (n) To apply the net proceeds of the Stock as set forth in the Prospectus.

         7. Conditions of Underwriters' Obligations. The obligations of the
            ---------------------------------------
Underwriters hereunder are subject to the accuracy, when made and on the First Delivery Date and the Second Delivery Date, if any, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                  (a) The Prospectus shall have been timely filed with the Commission; at or before the First Delivery Date and Second Delivery Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued, and prior to that time no stop order proceeding nor any order directed at any document incorporated by reference in the Prospectus shall have been initiated or, to the knowledge of the Company, threatened by the Commission, and no challenge shall have been made to any document incorporated by reference in the Prospectus; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Company shall not have filed the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus with the Commission without the consent of the Underwriters.

                  (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the First Delivery Date or the Second Delivery Date, if any, that the Registration Statement or the Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the reasonable opinion of the Underwriters or Thompson Coburn LLP, counsel for the Underwriters, is material or omits to state a fact that, in the reasonable opinion of the Underwriters or such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock and the form of the Registration Statement and the Prospectus, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all reasonable respects to Thompson Coburn LLP, counsel for the Underwriters; and the Company shall have furnished to such counsel all documents and information that such counsel may reasonably request to enable them to pass upon such matters.

                  (d) Stoll, Keenon & Park, LLP, as counsel for the Company, shall have furnished to the Underwriters their opinion, addressed to the Underwriters and dated the First Delivery Date and Second Delivery Date, if any, to the effect that:

                           (i) Each of the Company and its subsidiaries has
been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its ownership of property or conduct of business requires such qualification and wherein the failure to be so qualified would have a material adverse effect on the business of the Company or such subsidiary, and has all corporate power and authority necessary to own or hold its properties and conduct the business in which it is engaged as described in the Prospectus.

                           (ii) All corporate action required to have been
taken by the Company for the due and proper authorization, issuance, sale and delivery of the Stock has been validly and sufficiently taken.

                           (iii) The Stock conforms in all material respects
to the statements concerning it in the Prospectus.

                           (iv) To the knowledge of such counsel, based upon
communications with representatives of the Commission, (A) the Registration Statement is effective under the Act, and (B) the Prospectus was timely filed with the Commission as required.

                           (v) To the knowledge of such counsel, (A) no stop
order suspending the effectiveness of the Registration Statement has been issued, and (B) no proceeding for that purpose is pending or threatened by the Commission.

                           (vi) To the knowledge of such counsel, (A) no
order directed to any document incorporated by reference in the Prospectus has been issued, and (B) no challenge has been made to the accuracy or adequacy of any such document.

                           (vii) The Registration Statement and the
Prospectus and each amendment or supplement, if any, thereto comply as to form in all material respects with the requirements of the Act and the Rules and Regulations thereunder.

                           (viii) The statements made in the Prospectus,
insofar as they purport to summarize the provisions of statutes, legal and governmental proceedings, contracts or other documents specifically referred to therein are accurate and fairly present the information called for with respect thereto by Form S-2 under the Act (except that no opinion need be expressed as to financial statements or financial date continued therein).

                           (ix) To such counsel's knowledge, except as
disclosed in the Prospectus, there is no litigation or any governmental proceeding pending or threatened against the Company or any of its subsidiaries which could have a material adverse effect on the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement or the Prospectus.

                           (x) To such counsel's knowledge, there are no
contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement as permitted by the Rules and Regulations.

                           (xi) To such counsel's knowledge, neither the
Company nor any of its subsidiaries is in violation of its corporate charter or bylaws, or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole, or is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property may be subject or, except as disclosed in the Prospectus, has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

                           (xii) This Agreement has been duly authorized,
executed and delivered by the Company. The Agreement and the transactions contemplated by this Agreement will not conflict with any agreement of the Company or its subsidiaries known to counsel, will not create a lien or encumbrance upon any property of the Company or its subsidiaries, will not violate the articles of incorporation or bylaws of the Company or its subsidiaries and will not violate any law or governmental ordinance, order or regulation, except to the extent that such conflict, lien, encumbrance or violation would have no material adverse effect on the Company and its subsidiaries taken as a whole.

                           (xiii) No approval or consent of any governmental
body, other than (A) as may be required under the Act or in connection or compliance with the provisions of the securities or "Blue Sky" laws of any jurisdiction, and (B) approval by the Public Service Commission of Kentucky ("PSC"), which approval by the PSC has been obtained, is legally required for the issue and sale of the Stock by the Company or for the carrying out by the Company of the provisions of this Agreement.

                           (xiv) To the knowledge of counsel, at the date or
dates indicated in the Prospectus, the Company had the duly authorized and outstanding capitalization set forth in the Prospectus under the caption "Capitalization" and all the authorized shares of Common Stock, including the Stock, were duly authorized, and all the issued and outstanding shares of Common Stock were, and all the shares of the Stock, when issued, delivered and paid for in the manner described in the Prospectus will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. Such counsel shall also confirm that none of the shares of the Stock to be sold by the Company when issued, sold and delivered in accordance with this Agreement will be subject to any lien, claim, encumbrance, preemptive rights or any other claim of any third party; and the Stock conforms to the description thereof contained in the Registration Statement under the caption "Description of Capital Stock." To the knowledge of counsel, there are no options or warrants or other outstanding rights (contractual or otherwise) to purchase, agreements or obligations to issue or agreements or other rights to convert or exchange any obligation or security into, capital stock of the Company or securities convertible into or exchangeable for capital stock of the Company, except as described in the Prospectus and the documents incorporated by reference therein or the grant of options after the date of the Prospectus under option plans of the Company. All previous offers and sales of the outstanding shares of capital stock of the Company were made in conformity with applicable federal, state or foreign securities laws. The certificates representing the Stock are in proper legal form under, and conform in all material respects to the requirements of, Kentucky corporate law.

                           (xv) To the knowledge of counsel, after due
inquiry, neither the filing of the Registration Statement or any amendment thereto nor the offer and sale of the Stock to the Underwriters as contemplated by this Agreement gives rise to any rights, nor do any rights exist, for or relating to the registration under the Act of any securities of the Company.

                  In addition to the above opinions, such counsel also shall confirm that during the preparation of the Registration Statement and Prospectus, such counsel has participated in conferences with your representatives and counsel for the Underwriters, and with officers and representatives of the Company, at which conferences the contents of the Registration Statement and Prospectus were discussed, reviewed and revised. On the basis of the information which was developed in the course thereof, considered in light of such counsel's understanding of applicable law and the experience gained by such counsel thereunder, such counsel shall confirm that nothing came to such counsel's attention that would lead such counsel to believe that either the Registration Statement or Prospectus or any amendment or supplement thereto (other than the financial statements and notes thereto, or any related schedules therein, as to which such counsel need express no opinion) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (e) On each of the First Delivery Date and the Second Delivery Date, if any, there shall have been furnished to the Underwriters a certificate, dated such delivery date, from the Company, signed on behalf of the Company by the President and Chief Executive Officer and the Vice President-Finance, Secretary and Treasurer, stating that to the knowledge of the officers signing such certificates:

                           (i) The representations, warranties and
agreements of the Company in section 2 are true and correct as of such date; the Company has complied with all its agreements contained herein; and satisfied all the conditions set forth herein on its part to be performed or satisfied at or prior to such Delivery Date.

                           (ii) Neither the Registration Statement nor the
Prospectus, as of the Effective Date, included any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and since the Effective Date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or amendment of the Prospectus which has not been set forth in such a supplement or amendment.

                           (iii) No stop order suspending the effectiveness
of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or threatened, under the Act.

                  (f) The Company shall have furnished to the Underwriters on the date of this Agreement and on each of the First Delivery Date and the Second Delivery Date, if any, a letter of Deloitte & Touche LLP, addressed to the Underwriters and dated such Delivery Date substantially in the form heretofore approved by the Underwriters.

                  (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change specified in the letter referred to in paragraph 7(f) which makes it impractical or inadvisable in the reasonable judgment of the Underwriters to proceed with the public offering or delivery of the Stock as contemplated by the Prospectus.

                  (h) The Lock-up Letters described in section 6(i) shall be in full force and effect.

                  (i) The Underwriters shall have received from Thompson Coburn LLP, counsel for the Underwriters, such opinion or opinions, dated the First Delivery Date and the Second Delivery Date, if any, with respect to the sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Underwriters and Thompson Coburn LLP, counsel for the Underwriters.

                  If any of the conditions specified in this section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions or certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and its counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the First Delivery Date by the Underwriters.

         8. Indemnification and Contribution.
            --------------------------------

                  (a) The Company shall indemnify and hold harmless each Underwriter, each person, if any, who controls (within the meaning of the Act) any Underwriter from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which any Underwriter or control person may become subject, under or as a result of
(i) the Act, (ii) any condition to the Underwriters' obligations hereunder not being fulfilled, (iii) the Company sustaining a loss, whether or not insured, by reason of fire, flood, accident or other calamity, which, in the reasonable opinion of the Underwriters, substantially affects the value of the properties of the Company or which materially interferes with the operation of the business of the Company, (iv) trading generally being suspended or materially limited on or by the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market or trading in any securities of the Company being suspended, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Registration Statement or Prospectus as amended or supplemented, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Underwriters and each such control person for any legal and other expenses reasonably incurred by such Underwriter or control person for any legal and other expenses reasonably incurred by such Underwriter or control person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus or in the Registration Statement or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein; and provided further that as to any Preliminary Prospectus, this indemnity agreement shall not inure to the benefit of any Underwriters or any control person on account of any loss, claim, damage, liability or action arising from the sale of Stock to any person by such Underwriter if such Underwriter failed to send or give a copy of any Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in such Prospectus, unless such failure resulted from non-compliance by the Company with paragraph 6(b) hereof. The foregoing indemnity is in addition to any liability which the Company may otherwise have to the Underwriters or any control person of the Underwriters.

                  (b) Each Underwriter, severally but not jointly, agrees to indemnify and hold harmless the Company, its directors and officers who signed the Registration Statement and any person who controls the Company within the meaning of the Act from and against any loss, claim, damage or liability or any action in respect thereof, to which the Company or any such director, officer or control person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Registration Statement or Prospectus as amended or supplemented, or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein, and shall reimburse the Company for any legal and other expenses reasonably incurred by the Company or any such director, officer or control person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which the Underwriters may otherwise have to the Company.

                  (c) Promptly after receipt by an indemnified party under this section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this section 8, notify the indemnifying party in writing of the claim or the commencement of that action, provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense other than reasonable costs of investigation, unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                  (d) If the indemnification provided for in this section 8 shall for any reason be unavailable to an indemnified party under paragraph 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Stock, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Underwriters with respect to such offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this paragraph 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph 8(d) shall be deemed to include, for purposes of this paragraph 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by each of them, respectively, and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The Underwriters confirm that the statements with respect to the public offering of the Stock set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and were furnished in writing to the Company by the Underwriters for inclusion in the Registration Statement and the Prospectus.

                  (f) The agreements contained in this section 8 and the representations, warranties and agreements of the Company contained in sections 2 and 6 shall survive the delivery of the Stock and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         9. Termination by the Underwriters. The obligations of the
            -------------------------------
Underwriters hereunder may be terminated by the Underwriters, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Stock, if prior to that time (a)(i) the Company shall have failed, refused or been unable to perform any agreement on its part to be listed on a securities exchange or in the over the counter market, (ii) a banking moratorium is declared by the United States, or by New York, Missouri or Kentucky state authorities, (iii) an outbreak of major hostilities or other national or international calamity occurs, (iv) any action is taken by any government in respect of its monetary affairs which, in the reasonable opinion of the Underwriters, has a material adverse effect on the United States securities markets, or (v) there is a pending or threatened material legal or governmental proceeding against the Company, other than proceedings described in the Registration Statement or amendments or supplements thereto delivered to the Underwriters prior to the execution of this Agreement, which in the reasonable opinion of the Underwriters has a material adverse effect upon the Company, and (b) with respect to the events specified in clauses (a)(i) through (a)(iii) hereof, such event singly or together with other such events makes it, in your reasonable judgment, impractical to market the Stock on the terms and in the manner contemplated in the Prospectus.

         10. Termination by the Company. The obligation of the Company to
             --------------------------
deliver the Stock upon payment therefor shall be subject to the following conditions:

         On the Closing Date the orders of the Kentucky Public Service Commission referred to in paragraph 2(o) and paragraph 7(d)(xiii) hereof shall be in full force and effect substantially in the form in which originally entered; and no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for that purpose shall then be pending before, or threatened by, the Commission.


         In case any of the conditions specified above in this paragraph 10 shall not have been fulfilled, this Agreement may be terminated by the Company by delivering written notice of termination to the Underwriter. Any such termination shall be without liability of any party to any other party except to the extent provided in paragraph 6(m) and paragraph 11 hereof.

         11. Expenses Following Termination. If the sale of Stock provided
             ------------------------------
for herein is not consummated because of any refusal, inability or failure on the part of the Company to comply with any of the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform all its obligations under this Agreement, the Company shall not be liable to the Underwriters for damages arising out of the transactions covered by this Agreement, provided however that (i) the Company shall remain liable to the extent provided in paragraph 6(m) and section 8 hereof, and (ii) the Company shall pay the out-of-pocket expenses incurred by the Underwriters in contemplation of the performance by it of its obligations hereunder, including the fees and disbursements of its counsel and travel, postage, telegraph and telephone expenses, up to a maximum amount of $60,000.

         12. Notices. The Company shall be entitled to act and rely upon any
             -------
request, consent, notice or agreement given or made by the Underwriters. Any notice to the Underwriters shall be sufficient if given in writing or by telecopy addressed to Stifel, Nicolaus & Company, Inc., 500 North Broadway, St. Louis, Missouri 63102; telecopy ____________ (Attention: _________); any notice to the Company shall be sufficient if given in writing or by telecopy addressed to the Company at: 3617 Lexington Road, Winchester, Kentucky 40391; telecopy ____________ (Attention: Glenn R. Jennings).

         13. Parties. This Agreement shall inure to the benefit of and be
             -------
binding upon the Underwriters, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the control persons, and (b) the indemnities and agreements of the Underwriters contained in section 8 of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any control person. Nothing in this Agreement is intended or shall be construed to give any person other than the persons referred to in this paragraph any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         14. Defined Terms. For purposes of this Agreement, "business day"
             -------------
means any day on which the New York Stock Exchange is open for trading.

         15. Successors. This Agreement will inure to the benefit of and be
             ----------
binding upon the parties hereto and their respective successors and assigns and the officers and directors and controlling persons referred to in section 8 hereof, and no other person will have any right or obligation hereunder. The term "successors and assigns" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the shares of Stock from the Underwriter.

         16. Counterparts. This Agreement may be executed in multiple
             ------------
counterparts, all of which, when taken together, shall constitute one and the same agreement among the parties to such counterparts.

         17. Applicable Law. This Agreement shall be governed by and
             --------------
construed in accordance with the laws of the State of Kentucky.

                         [SIGNATURE PAGE TO FOLLOW]

         If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                  Very truly yours,

                                  Delta Natural Gas Company, Inc.

                                  By:
                                     -------------------------------------
                                     President and Chief Executive Officer

Confirmed and accepted as of
the date first above mentioned:

Stifel, Nicolaus & Company, Incorporated

For itself and as the representative of the
several Underwriters named on Schedule I
                              ----------
hereto:


By:
   ------------------------------------

                                 SCHEDULE I
                                 ----------


               Underwriters                                         Number of
               ------------                                            Shares
                                                                    ---------
Stifel, Nicolaus & Company, Incorporated
J.J.B. Hilliard, W.L. Lyons
Friedman Billings Ramsey
BB&T Capital Markets, A Division of Scott & Stringfellow, Inc.

                                                                     -------

Total                                                                500,000
                                                                     =======